GMAC Commercial Holding Corporation
2100 Witmer Road
Horsham, PA 19044
GMAC
Commercial Holding Corp.

March 1, 2005

Assertion of Management of GMAC Commercial Mortgage Corporation

As of December 31, 2004, and for the year then ended, GMAC Commercial Mortgage Corporation, (the
"Servicer") has complied in all material respects with the minimum servicing standards set forth in the
Servicer's minimum Special Servicing Policy (attached in Exhibit III), which was derived from the
Mortgage Bankers Association of America's Uniform Single Attestation Program for Mortgage
Bankers ("USAP").

As special servicer for the transactions included in Exhibit II, the Company performs certain functions with respect to loan servicing.

As of and for this same period, the Servicer had in effect a fidelity bond and errors and omissions policy in the amount of $40,000,000.

/s/ Robert D. Feller
Robert D. Feller
Chief Executive Officer
____
Date

/s/ Eric R. Lindner
Eric R. Lindner
Executive Vice President, Real Estate Services Group
____
Date

/s/ Wayne D. Hoch
Wayne D. Hoch
Executive Vice President and
Chief Financial Officer
____
Date

Exhibit II

GMAC COMMERCIAL MORTGAGE CORPORATION
TRANSACTIONS ASSOCIATED WITH SPECIAL SERVICING
RESPONSIBILITIES

Deal Name
Description

OSEC 1995-1
Oregon Commercial Mortgage (OSEC), Series 1995-1
MCF 1996-MC1
Mortgage Capital Funding, Series 1996-MC1
GMAC 1996-Cl
GMAC Commercial Mortgage Securities, Series 1996-C1
GMAC 1996-C2
GMAC Commercial Mortgage Securities, Series 1996-C2
MCF 1996-MC2
Mortgage Capital Funding, Series 1996-MC2
MS 1997-C1
Morgan Stanley Capital I, Series 1997-Cl
GS 1997-GL1
GS Mortgage Securities Corp. II, Series 1997-GL1
GMAC 1997-Cl
GMAC Commercial Mortgage Securities, Series 1997-C1
MLMI 1995-C2
Merrill Lynch Mortgage Investors, Series 1995-C2
LB SASCO 1997-LL1
Lehman Brothers LLI (SASCO 1997-LL1), Series 1997-LL1
SL 1997-C1
SL Commercial Mortgage Trust (SUN LIFE), Series 1997-Cl
GMAC 1997-C2
GMAC Commercial Mortgage Securities, Series 1997-C2
FNMA 1998-M1
Fannie Mae Multifamily Remic Trust, Series 1998-M1
LB 1998-C1
LB Commercial Mortgage Trust, Series 1998-Cl
LTT 1998-1
Liberty Tower Trust I, Series 1998-1
MLMI 1998-Cl-CTL
Merrill Lynch Mortgage Loans, Series 1998-C1-CTL
GMAC 1998-Cl
GMAC Commercial Mortgage Securities, Series 1998-Cl
LTC 1998-1
LTC REMIC Corporation (partial Special Servicer) LTC, Series 1998-1
GS 1998-GL2
GS Mortgage Securities Corp. II, Series 1998-GL2
GMAC 1998-C2
GMAC Commercial Mortgage Securities, Series 1998-C2
GS 1998-Cl
GS Mortgage Securities Corp. II, Series 1998-C1
Chase 1998-2
Chase Commercial Mortgage Securities Corp., Series 1998-2
MS 1998-HF2
Morgan Stanley Capital I, Series 1998-HF2
GMAC 1999-Cl
GMAC Commercial Mortgage Securities, Series 1999-C1
MS 1999-WFI
Morgan Stanley Capital I, Series 1999-WF1
BTR 1999-S1
BTR-2 Trust, Series 1999-S1
BS 1998-C1
Bear Steams Commercial Mortgage Securities Inc., Series 1998-C1
GMAC 1999-C2
GMAC Commercial Mortgage Securities, Series 1999-C2
GMAC Healthfund I
GMAC Healthfund I, Series 1999-1
1999-1
GMAC Healthfund I
GMAC Healthfund 1, Series 1999-2
1999-2

Exhibit II

LB 1999-Cl
LB Commercial Mortgage Trust, Series 1999-Cl
BS 1999-WF2
Bear Steams Commercial Mortgage Securities Inc., Series 1999-WF2
DLJ 1999-CG3
DLJ Commercial Mortgage Corp. Series 1999-CG3
DLJ 1994-MF1
DLJ Mortgage Acceptance Corporation, Series 1994-MF1
GMAC 1999-C3
GMAC Commercial Mortgage Securities, Series 1999-C3
GMAC 1999-CTLI
GMAC Commercial Mortgage Securities, Series 1999-CTL1
BS 2000-WF1
Bear Stearns Commercial Mortgage Securities Inc., Series 2000-WF1
GMAC 2000-Cl
GMAC Commercial Mortgage Securities, Series 2000-C1
ASC 1996-MD VI
Asset Securitization Corp., Series 1996-MD6
DLJ 2000-CF1
DLJ Commercial Mortgage Corp. Series 2000-CF1
PNC 2000-C1
PNC Mortgage Acceptance Corp., Series 2000-C1
SB 2000-Cl
Salomon Brothers Mortgage Securities VII, Series 2000-C1
GMAC 2000-FL-A
GMAC Commercial Mortgage Securities, Series 2000-FLA
OMAC 2000-FL1
GMAC Commercial Mortgage Securities, Series 2000-FL1
LTC 1996-1
LTC Remic Corp., Series 1996-1
DLJ 1998-STF2
DLJ Commercial Mortgage Corp. Series I 998-STF2
OMAC 2000-C2
GMAC Commercial Mortgage Securities, Series 2000-C2
SB 1999-Cl
Salomon Brothers Mortgage Securities VII, Series 1999-Cl
BACM 2000-1
Bank of America Commercial Mortgage, Series 2000-1
MSDW 2000-LIFE2
Morgan Stanley Dean Witter Capital I, Series 2000-Life2
BS 2000-WF2
Bear Steams Commercial Mortgage Securities Inc., Series 2000-WF2 MLML
2000-C4
Merrill Lynch Mortgage Loans, Series 2000-Canada 4
GMAC 2000-FL-F
GMAC Commercial Mortgage Securities, Series 2000-FLF
GMAC MT1 2000-FE
GMACCM Mortgage Trust I, Series 2000-FE
GMAC 2000-C3
GMAC Commercial Mortgage Securities, Series 2000-C3
CCA One, Series 2
Commercial Capital Access One (DYNEX), Series 2
CCA One, Series 3
Commercial Capital Access One (DYNEX), Series 3
MSDW 2001-TOPI
Morgan Stanley Dean Wilier Capital], Series 2001-Top1
OMAC 2001-FL1
GMAC Commercial Mortgage Securities, Series 2001-FL1
GMAC 2001-Cl
GMAC Commercial Mortgage Securities, Series 2001-C1
CSFB 2001-CF2
Credit Suisse First Boston Mortgage Securities Corp., Series 2001-CF2
BS 2001-TOP2
Bear Steams Commercial Mortgage Securities Inc., Series 2001-Top2
MLFA 2001-C5
Merrill Lynch Financial Assets, Series 2001-Canada 5
GWING 2001-WH1
GMAC Commercial Mortgage Securities (G-Wing Ltd.),
Series 2001-1WH1
GS 2001-Rock
GS Mortgage Securities Corp. II, Series 2001-Rock
GMAC 2001-FLA
GMAC Commercial Mortgage Securities, Series 2001-FLA

Exhibit II

GMAC 2001-C2
GMAC Commercial Mortgage Securities, Series 2001-C2
GS 2001-1285
Mortgage Securities Corp. II, Series 2001-1285
MSDW 2001-TOP3
Morgan Stanley Dean Witter Capital I, series 2001-Top3
Solar Trust 2001-1
Commercial Mortgage Origination Company of Canada, Solar 2001-J2
GS 2001-GL3
GS Mortgage Securities Corp. II, Series 2001-GL III
COMM 2001-J2
Deutsche Mortgage & Asset Receiving Corp., Series COMM 2001-J2
MSDW 2001-FRM
MSDW (Freehold Raceway Mall Trust), Series 2001-FRM
MSDW 2001-IQ
Morgan Stanley Dean Witter Capital I, Series 2001-IQ
JPMC 2001-A
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2001-A
BS 200l-TOP4
Bear Stearns Commercial Mortgage Securities Inc., Series 2001-Top4
MSDW 2001-TOPS
Morgan Stanley Dean Witter Capital I, Series 2001-Top5
GMAC MT1 2001-Al
GMACCM Mortgage Trust I, Series 2001-A1
DLJ 1998-CF1
DLJ Commercial Mortgage Corp. Series 1998-CF1
GMAC 2002-Cl
GMAC Commercial Mortgage Securities, Series 2002-Cl
JPMC 2001-CIBC1
JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2001-CIBC1
GECC 2001-2
GE Capital Commercial Mortgage Corp., Series 2001-2
LB UBS 2000-C4
LB-USB Commercial Mortgage Trust, Series 2000-C4
BS 2002-TOP6
Bear Stearns Commercial Mortgage Securities Inc., Series 2002-Top6
OMAC 2002-LT
GMAC Commercial Mortgage Securities, Series 2002-LT
MSDW 2002-HQ
Morgan Stanley Dean Witter Capital I, Series 2002-HQ
GECC 2002-1
GE Capital Commercial Mortgage Corp., Series 2002-1
GMAC 2002-FL1
GMAC Commercial Mortgage Securities, Series 2002-FL1
MLFA 2002-C7
Merrill Lynch Financial Assets, Series 2002-Canada 7
CDC 2002-FX1
CDC Commercial Mortgage Trust, Series 2002-FX1
MSDW 2002-TOP7
Morgan Stanley Dean Witter Capital I, Series 2002-Top7
GMAC 2002-C2
GMAC Commercial Mortgage Securities, Series 2002-C2
CS 2002-GSFL5
GS Mortgage Securities Corp. II, Series 2002-GSFL V
BASS 2002-X1
Bank of America Structured Securities, Series 2002-X1
CCIC 2002 CCL1
Column Canada Issuer Corp., Series 2002-CCL1
GMAC CA 2002-FL1
GMAC Commercial Mortgage of Canada, Series 2002-FL1
CARC 2002-1
WP Carey Commercial Mortgage Trust, Series 2002-1
MLFA 2002-C8
Merrill Lynch Financial Assets, Series 2002-Canada 8
GMAC 2002-C3
GMAC Commercial Mortgage Securities, Series 2002-C3
CSFB 2002-CP5
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-CP5
MSDW 2002-IQ3
Morgan Stanley Dean Witter Capital I, Series 2002-IQ3
G-MAX 2002-FLA
GMAC Commercial Holding Capital Markets, Corp.,
Series G-MAX 2002-FL-A

Exhibit II

Solar Trust 2002-1
Commercial Mortgage Origination Company of Canada, Solar 2002-1
GMAC 2002-FX1
GMAC Commercial Holding Capital Markets, Corp.,
Series GMAC 2002-FX1
GMAC 2003-FL1
GMAC Commercial Mortgage Securities, Series 2003-FL1
GECC 2003-Cl
GE Capital Commercial Mortgage Corp., Series 2003-Cl
MLFA 2003-C9
Merrill Lynch Financial Assets, Series 2003-Canada 9
GMAC 2003-Cl
GMAC Commercial Mortgage Securities, Series 2003-Cl
Solar Trust 2003-CC1
Commercial Mortgage Origination Company of Canada, Solar 2003-CC1
LBUBS 2003-C3
LB-UBS Commercial Mortgage Trust, Series 2003-Cl
CALW-2003
Calwest Industrial Trust II, Series 2003-CALW
GMAC 2003-PMSRLP
GMAC Commercial Mortgage Asset Corp.,
Series GMAC 2003-PMSRLP
GCCFC 2003-Cl
Greenwich Capital Commercial Funding Corp. Series GCCFC 2003-Cl
MLFA 2003-C10
Merrill Lynch Financial Assets, Series 2003-Canada 10
MSCI 2003-XLF
Morgan Stanley Capital I Inc., Series 2003-XLF
GMAC 2003-DE
GMAC Commercial Mortgage Asset Corp.,
Series GMAC 2003-Double Eagle
GMAC 2003-C2
GMAC Commercial Mortgage Securities, Series 2003-C2
BS 2003-PWR2
Bear Stems Commercial Mortgage Securities Inc., Series 2003-PWR2
GFCM 2003-1
GFCM, Commercial Mortgage,, Series 2003-1
GMAC 2003-FLA
GMAC Commercial Mortgage Asset Corp., Series 2003-FLA
IPS 2003-1
IPS 2003-1
GMAC 2003-FL-SNF
GMAC Commercial Mortgage Asset Corp. Series 2003 FL-SNF
MLFA 2003-C11
Merrill Lynch Financial Assets, Series 2003-Canada 11
MSCI 2004-HQ3
Morgan Stanley Capital I Inc., Series 2004-HQ3
Resource 1995-C2
Mortgage Capital Access One, Series-1993
CCMTI 2004-FL1
Citigroup Commercial Mortgage Securities Inc., Series 2004-FL1
ACMF 1997-Cl
Amresco Commercial Mortgage Funding I Corp, Series 1997-Cl
ARTESIA 1998-Cl
Artesia Mortgage CMBS, Series 1998-Cl
BS 1999-Cl
Bear Stems Commercial Mortgage Securities, Series 1999-Cl
Chase 1997-1
Chase Commercial Mortgage Securities Corp, Series 1997-1
Chase 2000-2
Chase Commercial Mortgage Securities Corp., Series 2000-2
CDC 1998-ST I
CDC Commercial Trust, Series 1998-ST I
Crystal 1996-I
Crystal Run Property 1996-1
CMAC 1996-2
Commercial Mortgage Acceptance Corp., Series 1996-2
CSFB 1997-PSI
Credit Suisse First Boston Mortgage Securities Corp., 1997-PSI
CSFB 1998-PS2
Credit Suisse First Boston Mortgage Securities Corp., Series 1998-PS2
CSFB 1999-PS3
Credit Suisse First Boston Mortgage Securities Corp., Series 1999-PS3
CSFB 2000-PS4
Credit Suisse First Boston Mortgage Securities Corp., Series 2000-PS4

.

Exhibit II

CSFB 2001-SPG1
Credit Suisse First Boston Mortgage Securities Corp., Series 2001-SPGI
DLJ I 993-MF17
DLJ Commercial Mortgage Corp. Series I 993-MFI 7
FC 1994-1
Forest City 1994-1
GECC 2000-1
GE Capital Commercial Mortgage Corp., Series 2000-1
GGPMP 2001-GGP
GGP Mall Property Trust, 2001-GGP
IStar 2002-1
IStar Asset Receivable Trust 2002-1
IStar 2003-1
IStar Asset Receivable Trust 2003-1
JPMC 1995-Cl
JP Morgan Commercial Mortgage Finance Corp., Series 1995-Cl
JPMC 1996-C2
JP Morgan Commercial Mortgage Finance Corp., Series 1996-C2
JPMC 1997-C5
JP Morgan Commercial Mortgage Finance Corp., Series 1997-CS
JPMC 2003-Cl
JP Morgan Commercial Mortgage Finance Corp., Series 2003-Cl
Lakewood 1995-Cl
Lakewood 1995-Cl
LB UBS 2001-C7
LB/LTBS (SASCO) 200 1-C7
LB UBS 2002-C2
LB/UBS (SASCO) 2002-C2
MLMT 2002 MW1
Merrill Lynch Mortgage Trust Commercial Mortgage, Series 2002
MWI
MLMI 1998-C2
Merrill Lynch Mortgage Investor, Series 1998-C2
MS 1995-GALl
Morgan Stanley Capital I, Series 95-GAL1
MS 1997-HF1
Morgan Stanley Capital I, Series l997-HFI
MSDW 2002-1Q2
MS Dean Witter Capital I Trust, Series 2002-IQ2
NATIONSLINK,
NationsLink Funding Corp., Series 1996-1
1996-1
NOMURA 1996 D-2
Nomura Asset Securities Corp., 1996 D-2
NOMURA 1996-
Nomura Asset Securities Corp., 1996-MD V
MD V
NOMURA I 997-D4
Nomura Asset Securities Corp., 1997-D4
PM I996-PML
Penn Mutual, Series 1996-PML
SDG Macerich CMO
SDG Macerich Funding Limited Partnership, CMO
Wachovia 2002-C2
Wachovia Bank Commercial Mortgage Trust, Series 2002-C2
BS 2004-BBA3
Bear Stearns Commercial Mortgage Securities Inc., Series 2004-BBA3
COMM-FL9
COMM-FL9
REAL 2004-1
Real Estate Asset Liquidity Trust, 2004-1
LB USB 2004-C7
LB-UBS Commercial Mortgage Trust, 2004-C7

Exhibit III

GMAC COMMERCIAL MORTGAGE CORPORATION
MINIMUM SPECIAL SERVICING POLICY

I.
DELINQUENCIES
1.
Records documenting collections efforts shall be maintained during the period a loan is in default and shall be updated at least monthly. Such records shall describe the entity's activities in monitoring delinquent loans including, for example, phone calls, letters and mortgage payment rescheduling plans in cases where the delinquency is deemed temporary (e.g. illness or unemployment).
II.
INSURANCE POLICIES
1.
A fidelity bond and errors and omissions policy shall be in effect on the servicing entity throughout the reporting period in the amount of coverage represented to investors in management's assertion.